Exhibit 10.1



                           SECOND AMENDMENT AGREEMENT

     THIS SECOND AMENDMENT AGREEMENT (this "Amendment") is entered into as of December 14, 2005, by and between New Century Energy Corp., a Colorado corporation ("NCEC"), and Laurus Master Fund, Ltd. ("Laurus").

                                   BACKGROUND

     NCEC and Laurus are parties to (a) a Securities Purchase Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "June 2005 SPA"); (b) a Securities Purchase Agreement dated as of September 19, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "September 2005 SPA" together with the June 2005 SPA, each a "Purchase Agreement" and collectively, the "Purchase Agreements") pursuant to which Laurus provides NCEC with certain financial accommodations; and (c) an Amendment Agreement ("First Amendment") entered into as of November 4, 2005, which amended certain provisions of the Registration Rights Agreement (as defined below).

     In connection with the June 2005 SPA, NCEC and Laurus are parties to a Registration Rights Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement") pursuant to which NCEC, among other things, has agreed to file a registration statement covering the Registrable Securities (as therein defined).

     NCEC has requested that Laurus amend the Registration Rights Agreement, the June 2005 SPA and the September 2005 SPA and is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Amendments to Registration Rights Agreement. Subject to satisfaction of
         -------------------------------------------
the conditions precedent set forth in Section 4 below, the following defined term set forth in Section 1 of the Registration Rights Agreement is hereby amended in its entirety to provide as follows:

               "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than January 31, 2006 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than one hundred twenty (120) days following the applicable Filing Date.

     2.  Amendments  to  the  June  2005  SPA.  Subject  to  satisfaction of the
         ------------------------------------
conditions precedent set forth in Section 4 below, the following section 6.4 of the June 2005 SPA, dealing with covenants of NCEC is hereby amended in its entirety to provide as follows:

          6.4  Reporting  Requirements.  The  Company  shall  timely  file  with
               -----------------------
               the SEC all reports required to be filed pursuant to the Exchange

               Act (other than those reports specifically excluded from this timely filing requirement, which are described under Section
               6.4(a) below) and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

               (a) The following reports are excluded from the timely filing requirement of Section 6.4 above:

                    (i) The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Quarterly Report");

                    (ii) The   Company's  Report   on  Form  8-K  regarding  the
                         Company's default of the June 2005 SPA and the September 2005 SPA, in each case, based upon the Company's failure to file the Quarterly Report referenced in the preceding clause (i), and the default occurring prior to the date hereof under the
                         Registration  Rights  Agreement  as  a  result  of  the
                         Company's failure to obtain effectiveness of its Registration Statement by the then applicable
                         Effectiveness Date as defined in the Registration Rights Agreement; and

                    (iii) The    Company's    Amended   Reports   on   Form  8-K
                         relating to its September 2005 and November 2005 acquisitions in the Lindholm-Hanson Gas Unit, which were required to be filed by the Company in connection with the filing of its audited financial statements and pro forma information regarding such acquisitions.

     3.  Amendments  to  the  September 2005 SPA. Subject to satisfaction of the
         ---------------------------------------
conditions precedent set forth in Section 4 below, the following section 6.4 of the September 2005 SPA is hereby amended in its entirety to provide as follows:

          6.4  Reporting  Requirements.  The  Company  shall  timely  file  with
               -----------------------
               the SEC reports required to be filed pursuant to the Exchange Act (other than those reports specifically excluded from this timely filing requirement, which are described under Section 6.4(a) below) and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

               (a) The following reports are excluded from the timely filing requirement of Section 6.4 above:

                    (i) The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Quarterly Report");

                    (ii) The  Company's   Report  on  Form  8-K   regarding  the
                         Company's default of the June 2005 SPA and the September 2005 SPA, in each case, based upon the
                         Company's failure to file the Quarterly Report referenced in the preceding clause (i), and the default occurring prior to the date hereof under the Registration Rights Agreement as a result of the
                         Company's failure to obtain effectiveness of its Registration Statement by the then applicable
                         Effectiveness Date as defined in the Registration Rights Agreement; and

                    (iii) The   Company's    Amended    Reports   on   Form  8-K
                         relating to its September 2005 and November 2005 acquisitions in the Lindholm-Hanson Gas Unit, which were required to be filed by the Company in connection with the filing of its audited financial statements and pro forma information regarding such acquisitions.

     4.  Conditions of Effectiveness. This Amendment shall become effective upon
         ---------------------------
satisfaction  of  the following conditions precedent: Laurus shall have received
(i) a copy of this Amendment executed by NCEC and consented and agreed to by Century Resources, Inc., a Delaware corporation ("Century Resources" together with NCEC, each a "Company" and collectively, the "Companies"), and (ii) all such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Laurus or its counsel, each of which shall be in form and substance satisfactory to Laurus and its counsel.

     5.  Representations  and  Warranties.  Each  Company  hereby represents and
         --------------------------------
warrants as follows:

     (a) This Amendment, the Purchase Agreements and Registration Rights Agreement, as amended hereby, constitute legal, valid and binding obligations of the Companies party thereto and are enforceable against such Companies in accordance with their respective terms.

     (b) Upon the effectiveness of this Amendment, NCEC hereby reaffirms all covenants, representations and warranties made in each Purchase Agreement and the Registration Rights Agreement as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     (c) No event of default has occurred and is continuing or would exist under any document, instrument or agreement by and between any Company and Laurus after giving effect to this Amendment.

     (d) No Company has any defense, counterclaim or offset with respect to any Purchase Agreement, the Registration Rights Agreement or any other Related Agreement (as defined in each Purchase Agreement).

     6. Effect on the Registration Rights Agreement.
        -------------------------------------------

     (a) Upon the effectiveness of Section 1 hereof, each reference in the Registration Rights Agreement to "this Agreement," "hereunder," "hereof,"
"herein" or words of like import shall mean and be a reference to the Registration Rights Agreement, as applicable, as amended hereby.

     (b) Except as specifically amended herein, each Purchase Agreement, the Registration Rights Agreement, the other Related Agreements (as defined in each Purchase Agreement) and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of any Purchase Agreement, the Registration Rights Agreement, any Related Agreement (as defined in each Purchase Agreement) or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7.  Governing  Law.  This  Amendment shall be binding upon and inure to the
         --------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     8.  Headings.  Section  headings  in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9.  Counterparts;  Facsimile. This Amendment may be executed by the parties
         ------------------------
hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                          [Signature Pages to Follow.]

     IN WITNESS WHEREOF, this Amendment Agreement has been duly executed as of the day and year first written above.

                                NEW CENTURY ENERGY CORP.

                                By: /s/ Edward R. DeStefano
                                   ---------------------------

                                   Name: Edward R. DeStefano

                                   Title: President

                                LAURUS MASTER FUND, LTD.

                                By: /s/ Eugene Grin
                                   ---------------------------

                                   Name: Eugene Grin

                                   Title: Director

                                CONSENTED AND AGREED TO:

                                CENTURY RESOURCES, INC.

                                By: /s/ Edward R. DeStefano
                                   --------------------------

                                   Name: Edward R. DeStefano

                                   Title: President